UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): August 9, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16447 (Commission File No.)	77-0123732 (I.R.S. Employer Identification No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.
     Maxtor Corporation (the “Company”) reiterates the guidance it provided during its conference call on July 27, 2005 regarding the Company’s expected financial performance for the third fiscal quarter of 2005 as follows:
•	Revenue between $950 and $980 million;

•	Gross profit margin of between 12.2% and 12.4%;

•	Operating expenses of approximately $110 million to $112 million; and

•	Overall performance of between breakeven and a net profit of $5 million.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in this Current Report that are not purely historical, including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future, are forward-looking statements. Examples of forward-looking statements in this report include statements regarding expected third fiscal quarter 2005 financial performance. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and are subject to risks and uncertainties, including, but not limited to, market demand for hard disk drives, qualification of the Company’s products, market acceptance of its products, the Company’s ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, and general economic and industry conditions. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those anticipated in this report as a result of certain factors including, but not limited to, those set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Performance” in the Company’s latest annual and quarterly reports filed with the Securities and Exchange Commission.
Item 8.01. OTHER EVENTS.
     On August 9, 2005, the Company issued a press release regarding its proposed offering of $300 million aggregate principal amount of Convertible Senior Notes due 2012 plus a 30-day option to purchase up to an additional $45 million aggregate principal amount of the notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Offers to initial purchasers outside the United States will be made pursuant to Regulation S under the Securities Act of 1933. Attached as Exhibit 99.1 is the press release of the Company regarding the offering of the Convertible Senior Notes. Exhibit 99.1 is incorporated by reference under this Item 8.01.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits

Exhibit	Description
99.1	Maxtor Corporation press release dated August 9, 2005 regarding the offering of Convertible Senior Notes due 2012.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2005

MAXTOR CORPORATION

By:	/s/ Duston M. Williams

Name: Title:	Duston M. Williams Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Maxtor Corporation press release dated August 9, 2005 regarding the offering of Convertible Senior Notes due 2012.